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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 1998


                           ---------------------------



                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)



     DELAWARE                         333-25683                 75-2672663
(State or other                (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

600 CONGRESS AVENUE
     SUITE 1400                                                   78701
   AUSTIN, TEXAS                                                (Zip code)
(Address of principal
   executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 29, 1998, Capstar Radio Broadcasting Partners, Inc. ("Capstar Radio"), a wholly-owned subsidiary of Capstar Broadcasting Partners, Inc. ("Capstar Partners"), acquired all of the outstanding preferred stock, common stock and common stock equivalents of Patterson Broadcasting, Inc. ("Patterson"). Capstar Radio acquired the Patterson stock (the "Acquisition") pursuant to a Stock Purchase Agreement dated June 12, 1997, as amended, by and among Capstar Acquisition Company, Inc. ("Capstar Acquisition"), Capstar Partners, Patterson and each of the stockholders of Patterson (the "Purchase Agreement"), as assigned to Capstar Radio by Capstar Acquisition. As a result of the Acquisition, Patterson became a wholly-owned direct subsidiary of Capstar Radio.

         The purchase price for the Acquisition, including related fees and expenses (the "Purchase Price"), was approximately $217 million in cash, which included the repayment of approximately $80 million of outstanding indebtedness of Patterson. The Purchase Price was determined through arm's-length negotiations among the parties.

         The Purchase Price was funded through (i) an equity investment by an affiliate of Hicks, Muse, Tate & Furst, (ii) borrowings under Capstar Radio's existing credit facility (the "Credit Facility Loan") and (iii) the proceeds of a temporary line of credit (the "Patterson Loan"). The Credit Facility Loan and the Patterson Loan were subsequently repaid through an additional equity investment by an affiliate of Hicks, Muse, Tate & Furst.

         Through its subsidiaries, Patterson owns and operates or provides services to 37 radio stations (24 FM and 13 AM) in the Savannah Georgia, Harrisburg, Pennsylvania, Fresno, California, Honolulu, Hawaii, Battle Creek and Grand Rapids, Michigan, Reno, Nevada, Springfield, Illinois and Pensacola, Florida markets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable to provide the required financial statements for Patterson at the time of this Report because such information is not currently available. The required financial statements will be filed as an amendment to this Report as soon as practicable, but not later than 60 days after the date this Report is required to be filed.

(b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required pro forma financial information for Patterson at the time of this Report because such information is not currently available. The required pro forma financial information will be filed as an amendment to this Report as soon as practicable, but not later than 60 days after the date this Report is required to be filed.

(c)      EXHIBITS.

         2.1    --  Stock Purchase Agreement, dated June 12, 1997, by and among
                    Capstar Acquisition, Capstar Partners, Patterson and the selling stockholders of Patterson named therein (incorporated by reference to the Registrant's Amendment No. 1 to Registration Statement on Form S-4, dated July 8, 1997, File No. 333-25638).


         2.2    --  Amendment No. 1 to Stock Purchase Agreement, dated July 2,
                    1997, among Capstar Acquisition, The Dyson-Kissner-Moran Corporation, as representative of the Patterson stockholders ("DKM"), and Patterson (incorporated by reference to the Registrant's Amendment No. 2 to Registration Statement on Form S-4, dated August 5, 1997, File No. 333-25638).

         2.3    --  Amendment No. 2 to Stock Purchase Agreement, dated August
                    25, 1997 among Capstar Acquisition, DKM and Patterson.*

         2.4    --  Amendment No. 3 to Stock Purchase Agreement, dated January
                    19, 1998, among Capstar Acquisition, DKM and Patterson.*

         2.5    --  Amendment No. 4 to Stock Purchase Agreement, dated January
                    29, 1998 among Capstar Acquisition, DKM, Patterson and Capstar Broadcasting Corporation.*

         ------------------
         *  Filed herewith.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAPSTAR BROADCASTING PARTNERS, INC.
                                      (Registrant)



                                      By:/s/ William S. Banowsky, Jr.
                                         ----------------------------
                                      Name: William S. Banowsky, Jr.
                                      Title: Executive Vice President
                                             and General Counsel

Date:    February 13, 1998

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        EXHIBIT TITLE                                        PAGE
-------                       -------------                                        ----
2.1    --  Stock Purchase Agreement, dated June 12, 1997, by and among
           Capstar Acquisition, Capstar Partners, Patterson and the
           selling stockholders of Patterson named therein
           (incorporated by reference to the Registrant's Amendment
           No. 1 to Registration Statement on Form S-4, dated July 8,
           1997, File No. 333-25638).

2.2    --  Amendment No. 1 to Stock Purchase Agreement, dated July 2,
           1997, among Capstar Acquisition, The Dyson-Kissner-Moran
           Corporation, as representative of the Patterson stockholders
           ("DKM"), and Patterson (incorporated by reference to the Registrant's Amendment No. 2 to Registration Statement on
           Form S-4, dated August 5, 1997, File No. 333-25638).

2.3    --  Amendment No. 2 to Stock Purchase Agreement, dated August
           25, 1997 among Capstar Acquisition, DKM and Patterson.*

2.4    --  Amendment No. 3 to Stock Purchase Agreement, dated January
           19, 1998, among Capstar Acquisition, DKM and Patterson.*

2.5    --  Amendment No. 4 to Stock Purchase Agreement, dated January
           29, 1998 among Capstar Acquisition, DKM, Patterson and
           Capstar Broadcasting Corporation.*